UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 28, 2023

FINANCE OF AMERICA COMPANIES INC.
(Exact name of registrant as specified in its charter)

Delaware	001-40308	85-3474065
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5830 Granite Parkway, Suite 400
Plano, Texas 75024
(Address of principal executive offices, including zip code)
Registrant's telephone number, including area code: (877) 202-2666
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.0001 per share	FOA	New York Stock Exchange
Warrants to purchase shares of Class A Common Stock	FOA.WS	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01. Completion of Acquisition or Disposition of Assets.

On February 28, 2023, Finance of America Companies Inc. (the “Company”) completed the previously announced discontinuation of the operations of its Mortgage Originations segment, other than its Home Improvement channel (the “Wind Down”). The Wind Down was previously disclosed by the Company in its Current Report on Form 8-K filed with the Securities and Exchange Commission on October 21, 2022 and such description is incorporated herein by reference. The unaudited pro forma financial information giving effect to the Wind Down is filed herewith as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.

(b) Pro Forma Financial Information.

The unaudited pro forma consolidated financial information of the Company giving effect to the Wind Down, including the unaudited pro forma condensed consolidated statement of financial condition as of September 30, 2022 and the unaudited pro forma condensed consolidated statements of operations for the nine months ended September 30, 2022 (Successor), the nine months ended December 31, 2021 (Successor), the three months ended March 31, 2021 (Predecessor), and the years ended December 31, 2020 and 2019 (Predecessor), are attached hereto as Exhibit 99.1 and incorporated herein by reference.

The unaudited pro forma condensed consolidated financial information is not intended to represent or be indicative of the Company’s consolidated results of operations or financial position that would have been reported had the Wind Down been completed as of the dates presented, and should not be taken as a representation of the Company’s future consolidated results of operations or financial condition. The pro forma adjustments are based on available information and certain assumptions that management believes are reasonable under the circumstances, and are presented for informational purposes only.

(d) Exhibits.

Exhibit No.	Description

99.1	Unaudited Pro Forma Consolidated Financial Information
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Finance of America Companies Inc.

Dated:	March 6, 2023	By:	/s/ Johan Gericke
Johan Gericke
Executive Vice President and Chief Financial Officer